UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2014

 Skilled Healthcare Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27442 Portola Parkway, Suite 200 Foothill Ranch, CA	92610
(Address of Principal Executive Offices)	(Zip Code)
(949) 282-5800
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On June 23, 2014, we entered into Amendment No. 2 and Loan Modification Agreement (“Amendment No. 2”) to our Fourth Amended and Restated Credit Agreement, dated as of April 12, 2012, as previously amended on June 6, 2013 by Amendment No. 1 (“Amendment No. 1”), by and among us, certain subsidiary guarantors, Credit Suisse AG, Cayman Islands Branch, as administrative agent, Credit Suisse Securities (USA) LLC, as amendment arranger, and certain lenders and other parties thereto (the “Existing Credit Agreement”). In connection with Amendment No. 2, we made an offer to the revolving loan lenders to extend the maturity date of the revolving loans to April 9, 2016 and reduce the commitments of any extending revolving loan lenders by 25%. The offer was accepted by some, but not all, of the revolving loan lenders. After giving effect to Amendment No. 2, the extended revolving loan commitments are $50,625,000 and the non-extended revolving loan commitments are $32,500,000. Lenders that take an assignment of non-extended commitments may subsequently agree to extend those commitments in accordance with Amendment No. 2.
Amendment No. 2 also modified the interest rate for the extended revolving loan commitments to be, at the Company’s option, LIBOR plus a margin between 5.25% and 5.50% (based upon consolidated leverage) or the prime rate plus a margin between 4.25% and 4.50% (based upon consolidated leverage). The interest rates on the non-extended revolving loan commitments remain at, at the Company’s option, LIBOR plus a margin of between 4.25% and 4.50% (based upon consolidated leverage) or the prime rate plus a margin between 3.25% and 3.50% (based upon consolidated leverage).
Amendment No. 2 also modified the maximum leverage ratio covenant in the Existing Credit Agreement such that the maximum leverage ratio is the following:

•	5.25x for the period after the effective date of Amendment No. 2 to but not including June 30, 2015;

•	4.75x for the period from June 30, 2015 to but not including December 31, 2015; and

•	4.50x for the period from December 31, 2015 and thereafter.
Amendment No. 2 also modified the fixed charge coverage ratio in the Existing Credit Agreement such that the maximum fixed charge coverage ratio is the following:

•	1.85x for period after the effective date of Amendment No. 2 to but not including June 30, 2015; and
•2.0x for the period from June 30, 2015 and thereafter.
Other than as set forth in Amendment No. 2, the Existing Credit Agreement remains in full force and effect in accordance with its terms.
The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The Existing Credit Agreement was filed as Exhibit 10.1 to our Form 8-K filed with the U.S. Securities and Exchange Commission on April 18, 2012. Amendment No. 1 to the Existing Credit Agreement was filed as Exhibit 10.1 to our Form 8-K filed with the U.S. Securities and Exchange Commission on June 6, 2013.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
10.1
Amendment No. 2 and Loan Modification Agreement, dated as of June 23, 2014, to the Fourth Amended and Restated Credit Agreement, dated as of April 12, 2012, by and among Skilled Healthcare Group, Inc., certain subsidiary guarantors , Credit Suisse AG, Cayman Islands Branch, as administrative agent, Credit Suisse Securities (USA) LLC, as amendment arranger, and certain lenders and other parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLED HEALTHCARE GROUP, INC.

Date: June 26, 2014	/s/ Roland G. Rapp
Roland G. Rapp
General Counsel, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description
10.1
Amendment No. 2 and Loan Modification Agreement, dated as of June 23, 2014, to the Fourth Amended and Restated Credit Agreement, dated as of April 12, 2012, by and among Skilled Healthcare Group, Inc., certain subsidiary guarantors , Credit Suisse AG, Cayman Islands Branch, as administrative agent, Credit Suisse Securities (USA) LLC, as amendment arranger, and certain lenders and other parties thereto.